UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Midwest Energy Emissions Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Midwest Energy Emissions Corp.

1810 Jester Drive

Corsicana, Texas 75109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 3, 2021

To the Stockholders of Midwest Energy Emission Corp.:

The annual meeting of stockholders (the “Annual Meeting”) of Midwest Energy Emission Corp. (the “Company”) will be held exclusively online via the Internet on Thursday, June 3, 2021, at 10:00 a.m. Eastern Time. The purposes of the meeting are:

1. To elect the three director nominees listed in the accompanying Proxy Statement, each for a term of one year (Proposal 1);

2. To ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 2);

3. To approve, on an advisory basis, the compensation of our named executive officers (Proposal 3);

4. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers (Proposal 4);

5. To approve an increase in available shares authorized for issuance under the Company’s 2017 Equity Incentive Plan by up to 8,000,000 shares (Proposal 5);

6. To approve a proposal to authorize our board of directors (the “Board”), in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our certificate of incorporation, as amended to the date of this proxy statement (the “Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding common stock, par value $0.001 per share, at a ratio to be determined by the Board, ranging from one-for-two to one-for-seven (the “Reverse Split”), with the Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 31, 2021, when the authority granted in this proposal to implement the Reverse Split would terminate (Proposal 6);

7. To approve an adjournment of the Annual Meeting, if necessary and appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Reverse Split or to constitute a quorum (Proposal 7); and

8. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on April 5, 2021 as the record date (the “Record Date”) for determining holders of our common stock and preferred stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

The Annual Meeting will be presented exclusively online at www.virtualshareholdermeeting.com/MEEC2021. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions to management during the Annual Meeting by visiting the aforementioned website. In order to vote online during the virtual meeting, you will need to submit proof of ownership of your Company stock or documentation of your proxy prior to the commencement of the meeting to the following email address: [            ].

You may also vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. In addition, you may vote by telephone: call toll-free 1-800-690-6903 and follow the instructions provided by the recorded message. You will need your proxy card available if you vote by telephone. You may also vote by Internet: access www.proxyvote.com and follow the steps outlined on the secure website.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote in accordance with the instructions in the Notice or by completing, signing, dating, and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting.

This Notice and Proxy Statement are dated [                ], 2021 and are first being mailed to shareholders on or about [        ], 2021. Note, the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are also available at http://www.me2cenvironmental.com.

By order of the Board of Directors,

Corsicana, Texas	David M. Kaye
Date: [ ], 2021	Secretary

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MIDWEST ENERGY EMISSIONS CORP.

Proxy Statement

For the Annual Meeting of Stockholders

To Be Held on June 3, 2021

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MIDWEST ENERGY EMISSIONS CORP.

1810 Jester Drive

Corsicana, Texas 75109

(914) 505-6115

PROXY STATEMENT FOR THE

2021 ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

2021 Annual Meeting of Stockholders

This Proxy Statement and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Midwest Energy Emissions Corp. (“we,” “us,” the “Company,” or “ME2C Environmental”), which will be held on Thursday, June 3, 2021, at 10:00 a.m. Eastern Time virtually via the Internet at www.virtualshareholdermeeting.com/MEEC2021.

By visiting this website, you may attend the Annual Meeting virtually online, vote your shares electronically, and submit your questions to management during the Annual Meeting. You may also vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. In addition, you may vote by telephone: call toll-free 1-800-690-6903 and follow the instructions provided by the recorded message. You will need your proxy card available if you vote by telephone. You may also vote by Internet: access www.proxyvote.com and follow the steps outlined on the secure website.

In addition to receiving printed copies, this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”) are also available to stockholders at http://www.me2cenvironmental.com.

Proposals to be Voted on at the Annual Meeting

The following matters are scheduled to be voted on at the Annual Meeting:

•	Proposal 1: To elect three directors nominated by our Board and named in this Proxy Statement to serve a term of one years until our 2022 annual meeting of stockholders;

•	Proposal 2: To ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm for the year ending December 31, 2021;

•	Proposal 3: To approve, on an advisory basis, the compensation of our named executive officers;

•	Proposal 4: To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;

•	Proposal 5: To approve an increase in available shares authorized for issuance under the Company’s 2017 Equity Incentive Plan by up to 8,000,000 shares;

•	Proposal 6: To approve a proposal to authorize the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our certificate of incorporation, as amended to the date of this proxy statement, to effect a reverse stock split of our issued and outstanding common stock at a ratio to be determined by the Board, ranging from one-for-two to one-for-seven, with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 31, 2021, when the authority granted in this proposal to implement the Reverse Split would terminate; and

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•

Proposal 7: To approve an adjournment of the Annual Meeting, if necessary and appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Reverse Split or to constitute a quorum.

Our “named executive officers” in this Proxy Statement, as determined under applicable SEC rules for smaller reporting companies like the Company, are:

•	Richard MacPherson, our President and Chief Executive Officer;

•	John Pavlish, our Senior Vice President; and

•	James Trettel, our Vice President.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

Questions and Answers about the Annual Meeting

Please see “Questions and Answers about the Annual Meeting” beginning on page [   ] for important information about the proxy materials, voting, the Annual Meeting, Company documents, communications, and the deadlines to submit stockholders’ proposals and director nominees for the 2022 annual meeting of stockholders.

If you have any questions, require any assistance with voting your shares, or need additional copies of this Proxy Statement or voting materials, please contact:

ME2C Environmental

Stacey Hyatt

Corporate Communications

Midwest Energy Emissions Corp.

Main: 614-505-6115 x-1001

Direct: 404-226-4217

shyatt@me2cenvironmental.com

or

Investor Relations

Greg Falesnik or Brooks Hamilton

MZ Group - MZ North America

(949) 546-6326

MEEC@mzgroup.us

www.mzgroup.us

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 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

General

The Board is currently composed of three directors with one-year terms. Our current directors are Richard MacPherson, Christopher Greenberg, and David M. Kaye. There are no family relationships among any of our directors or executive officers.

Nominees for Election as Directors at the Annual Meeting

This year’s nominees for election to the Board as directors, each to serve for a term of one year expiring at our 2022 annual meeting of stockholders, or until his successor has been duly elected and qualified or until his earlier death, resignation, or removal, are Richard MacPherson, Christopher Greenberg, and David M. Kaye. Each of the nominees is currently a member of our Board and has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve if elected. Relatedly, we intend to apply to list our common stock on The Nasdaq Capital Market. If we complete our uplisting onto The Nasdaq Capital Market, then we will appoint additional independent directors to our Board.

Name	Age	Positions and Offices Held with the Company	Director Since
Richard MacPherson	66	President and Chief Executive Officer, Director	2011
Christopher Greenberg	55	Chairman of the Board, Director	2013
David M. Kaye	66	Secretary, Director	2019

Below is additional information about the nominees as of the date of this Proxy Statement, including business experience, public company director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes, or skills that caused our nominating and corporate governance committee and our Board to determine that he should continue to serve as one of our directors.

Richard MacPherson has been a director of the Company since June 2011 and has served as President and Chief Executive Officer of the Company since March 2015. Mr. MacPherson is the founder of MES, Inc. (current subsidiary and operating company of the Company) and had been its Chief Executive Officer from 2008 until 2011. From 2011 to March 2015, Mr. MacPherson served as Vice President of Business Development of the Company. Over the past 10 years, Mr. MacPherson has worked with industry leading scientists and engineers to bring the Company’s technology from the R&D phase, through multiple product development stages, to the final commercialization phase, acting as the lead on all required initiatives and activities. He has been a senior-level executive in the services industry for over 25 years. Mr. MacPherson brings extensive start-up and business development knowledge, applied and proven through his corporate experience throughout the United States and Canada. He has worked in multiple industries, such as electric utilities, communications, marketing, as well as several entrepreneurial ventures in the communications, hospitality, geological, and real estate development industries. We believe that Mr. MacPherson’s deep experience in business and strong leadership skills, coupled with being the founder of our operating subsidiary and his extensive knowledge of our technology, qualifies him to serve on our Board.

Christopher Greenberg has been a director of the Company since June 2013 and Chairman of the Board since December 2014. Mr. Greenberg is a founder of, and since 2003, has been the Chief Executive Officer of Global Safety Network, Inc., a company which provides employment screening and safety compliance services. He is also the owner of multiple Express Employment Professionals franchises located in North Dakota and South Dakota. Express Employment Professionals is a staffing agency that provides full time and temporary job placement, human resources services, and consulting. Mr. Greenberg is a highly experienced Operations Executive who has demonstrated the ability to lead diverse teams of professionals to new levels of success in a variety of highly competitive industries, cutting-edge markets, and fast-paced environments. Mr. Greenberg has strong technical and business qualifications with an impressive track record of more than 24 years of hands-on experience in strategic planning, business unit development, project and product management, and proprietary software development. He also has the proven ability to successfully analyze an organization’s critical business requirements, identify deficiencies and potential opportunities, and develop innovative and cost-effective solutions for enhancing competitiveness, increasing revenues, and improving customer service offerings. We believe that Mr. Greenberg’s deep experience in business, along his strong entrepreneurial and executive management background, qualifies him to serve on our Board.

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David M. Kaye has been a director of the Company since June 2019 and Secretary since December 2019. Mr. Kaye is an attorney and has been a partner in the law firm of Kaye Cooper Kay & Rosenberg, LLP, located in Roseland, New Jersey, since the firm’s inception in February 1996. Since 1980, Mr. Kaye has been a practicing attorney in the New York City metropolitan area specializing in business, corporate, and securities matters. From March 2006 to June 2011, Mr. Kaye was a director of China Youth Media, Inc., resigning from such position effective with the merger between the Company with MES, Inc. which was completed in June 2011. From December 2000 to October 2009, Mr. Kaye also served on the board of directors of Dionics, Inc. Mr. Kaye received his B.A. from George Washington University (1976) and his J.D. from the Benjamin N. Cardozo School of Law, Yeshiva University (1979). We believe that Mr. Kaye’s deep experience in business and transactional matters and working with public companies qualifies him to serve on our Board.

Required Vote and Recommendation of the Board for Proposal 1

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of our directors. The three nominees receiving the most FOR votes among votes properly cast at the Annual Meeting will be elected to the Board as directors. You may vote FOR or WITHHOLD on each nominee for election as director. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted on Proposal 1 FOR the election of Mr. MacPherson, Mr. Greenberg, and Mr. Kaye to the Board at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. A broker non-vote or a properly executed proxy (or ballot) marked WITHHOLD with respect to the election of a director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.

The Board unanimously recommends that you vote FOR the election of

Richard MacPherson, Christopher Greenberg, and David M. Kaye to the Board.

CORPORATE GOVERNANCE

Independent Directors

Based upon information requested from and provided by each director concerning his background, employment, and affiliations, including family relationships, the Board has determined that currently one of our directors, Christopher Greenberg, qualifies as an independent director in accordance with the listing standards of The Nasdaq Stock Market. In making that determination, the Board considered the relationships that each director has with us and all other facts and circumstances the Board deemed relevant in determining independence, including the potential deemed beneficial ownership of our capital stock by each director, including non-employee directors that are affiliated with certain of our major stockholders.

Board Committees

The Board has established an audit committee, a compensation committee, a nominating and corporate governance committee, and a finance committee each of which operates pursuant to a charter adopted by the Board. Copies of each of these charters are posted on our website at http://www.me2cenvironmental.com under the investors section. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Due to the resignation of certain independent directors in recent years, and due to the current small size of the Board, the Board as a whole now acts and shall continue to act as the audit committee, the compensation committee, the nominating and corporate governance committee, and the finance committee until such time, if any, that the number of authorized and elected directors is increased or the committees are otherwise reconfigured. Each of these committees shall meet as often as its members deem necessary to perform such committee’s responsibilities.

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The Board did not hold any designated committee meetings in 2020.

The primary responsibilities of each committee are described below.

Audit Committee

The audit committee’s charter requires that such committee shall consist of no fewer than three directors, each of whom shall be an independent director of the Company satisfying the independence requirements of The Nasdaq Stock Market or any exchange on which the Company’s securities may be listed and any other applicable regulatory requirements. The audit committee is appointed by the Board to assist the Board in fulfilling its oversight responsibility by reviewing the accounting and financial reporting processes of the Company and its subsidiaries, the Company’s internal control and disclosure control system, and the audits of the Company’s financial statements. In this regard, the audit committee shall approve the Company’s retention of independent auditors and pre-approve any audit or non-audit services performed by them. It shall review with such accountants the arrangements for, and the scope of, the audit to be conducted by them. It also shall review with the independent accountants and with management the results of audits and various other financial and accounting matters affecting the Company.

As aforementioned, we intend to apply to list our common stock on The Nasdaq Capital Market, at which time, we will amend our audit committee’s charter to comply with the Nasdaq listing rules, if necessary. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit committee be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Upon becoming a listed company, all members of our audit committee will meet the relevant independence requirements for service on the audit committee and requirements for financial literacy set forth in the Nasdaq listing rules and SEC rules and the Board will appoint an “audit committee financial expert” within the meaning of applicable SEC regulations. Both our independent registered public accounting firm and management will periodically meet privately with our audit committee.

Compensation Committee

The compensation committee’s charter requires that such committee shall consist of no fewer than two directors, each of whom shall (i) be an independent director of the Company satisfying the independence requirements of The Nasdaq Stock Market or any exchange on which the Company’s securities may be listed and any other applicable regulatory requirements, (ii) qualify as an “outside director” under Section 162(m) of the Internal Revenue Code, as amended, and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Exchange Act. The compensation committee is appointed by the Board to review and approve the Company’s compensation and benefits programs, including: annual base salary; annual incentive opportunity; stock option or other equity participation plans; profit-sharing plans; long-term incentive opportunity; the terms of employment agreements, severance agreements, and change in control agreements, in each case as, when and if appropriate; any special or supplemental benefits; and any other payments that are deemed compensation under applicable rules of the SEC. In this regard, the compensation committee shall evaluate the performance of the CEO in light of the Company’s goals and objectives and determine and approve the CEO’s compensation based on this evaluation and such other factors as the committee shall deem appropriate. The committee shall also determine and approve the compensation of all other executive officers of the Company, which determination may be based upon recommendations of the CEO. The Board of Directors can exercise its discretion in modifying any amount presented by our CEO.

Again, we intend to apply to list our common stock on The Nasdaq Capital Market, at which time, we will amend our compensation committee’s charter to comply with the Nasdaq listing rules, if necessary. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s compensation committee be independent within twelve months from the date of listing. Compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act.

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Upon becoming a listed company, all members of our compensation committee will be “independent” as defined in the applicable Nasdaq rules and will meet the relevant independence requirements set forth in the SEC rules. Moreover, each member of our compensation committee will be a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee’s charter requires that such committee shall consist of no fewer than two directors, each of whom shall be an independent director of the Company satisfying the independence requirements of The Nasdaq Stock Market or any exchange on which the Company’s securities may be listed and any other applicable regulatory requirements. The nominating and corporate governance committee is appointed by the Board to determine the identity of director nominees for election to the Board and to assist the Board in discharging the Board’s responsibilities in the area of corporate governance.

The committee shall review, at least annually, the composition and size of the Board and make recommendations to the Board regarding the criteria for Board membership including issues of character, judgment, diversity, expertise, corporate experience, and the like. At a minimum, directors should share the values of the Company and should possess the following characteristics: high personal and professional integrity; the ability to exercise sound business judgment; an inquiring mind; and the time available to devote to Board of Directors’ activities and the willingness to do so. The Board or the committee does not have a formal policy specifically focusing on the consideration of diversity; however, diversity is one of the many factors that the committee shall consider when identifying candidates. In addition to the foregoing considerations, generally with respect to nominees recommended by stockholders, the committee will evaluate such recommended nominees considering the additional information regarding the nominees provided to the committee. When seeking candidates for the Board of Directors, the committee may solicit suggestions from incumbent directors, management, and third-party search firms. Ultimately, the committee will recommend prospective nominees who the committee believes will be effective, in conjunction with the other members of the Board, in collectively serving the long-term interests of the Company’s stockholders. The committee will review any candidate recommended by stockholders of the Company in light of its criteria for selection of new directors.

Finance Committee

The finance committee is appointed by the Board to oversee all areas of corporate performance and finance, and advise and assist the Board with respect to the financial and investment policies, risks, and objectives of the Company, including specific actions required to achieve those objectives.

The Board may from time to time establish other committees.

Board Meetings and Attendance

The Board held seven formal meetings in 2020. In addition, the Board took action by unanimous written consent and met informally on other occasions during such period. Each current member of the Board attended 100% of the meetings held during 2020.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend our annual stockholder meetings. We did not hold an annual stockholders meeting in 2020.

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Separation of CEO and Chairman Roles

The Board does not have a formal policy regarding the separation of the roles of CEO and Chairman of the Board as the Board believes it is in the best interest of the Company and our stockholders to make that determination based on the position and direction of the Company and the membership of the Board. At this time, the Board has determined that separating the role of Chairman from the role of CEO is in the best interest of the Company and our stockholders. This structure permits our President and CEO to devote more time to focus on the strategic direction and management of our day-to-day operations.

Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The full Board, or the committees, shall regularly review enterprise-wide risk management, which includes treasury risks, financial and accounting risks, legal and compliance risks, and other risk management functions.

While the Board has the ultimate risk oversight responsibility, various committees of the Board also have responsibility for risk oversight. The audit committee has responsibility for overseeing the integrity of the Company’s financial reporting processes and controls. The finance committee oversees corporate performance and finance, and assists the Board with respect to financial and investment policies, risks, and objectives of the Company. The compensation committee is responsible for overseeing the management of risks relating to the Company’s compensation plans and arrangements. The nominating and corporate governance committee oversees the management of risks relating to Board and executive succession planning and the composition of the Board. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board shall be regularly informed through committee reports and reports from management about such risks.

Employee Compensation Risks

As part of its oversight of our executive compensation program, the compensation committee considers the impact of our executive compensation program, and the incentives created by the compensation awards that it administers, on our risk profile. In addition, the compensation committee reviews the compensation policies and procedures for all employees, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to us.

Code of Business Conduct

We have adopted a written code of ethics and business conduct (the “Code of Conduct”) that applies to all of our directors, officers, and employees, including our Chief Executive Officer and Chief Financial Officer. The objective of the Code of Conduct is to provide guidelines for maintaining our commitment to honesty, integrity, and ethical behavior. The Code of Conduct addresses conflicts of interest, protection of our assets, confidentiality, fair dealing with customers, suppliers, competitors and employees, insider trading, compliance with laws, and reporting any illegal or unethical behavior. As part of the Code of Conduct, any person subject to the Code of Conduct is required to avoid or fully disclose interests or relationships that are harmful or detrimental to our best interests or that may give rise to real, potential, or the appearance of conflicts of interest. Our Board will have ultimate responsibility for the stewardship of the Code of Conduct, and it will monitor compliance through our nominating and corporate governance committee. Directors, officers, and employees will be required to annually certify that they have not violated the Code of Conduct. Our Code of Business Conduct and Ethics reflects the foregoing principles. A copy of the Code of Conduct is available free of charge to any person on written or telephone request to Midwest Energy Emissions Corp., 1810 Jester Drive, Corsicana, Texas 75109 or (614) 505-6115.

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We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code of Business Conduct and Ethics applicable to our Chief Executive Officer and Chief Financial Officer by posting such information on our website http://www.me2cenvironmental.com.

Communications to the Board

As related to applying to list our common stock on The Nasdaq Capital Market, we intend to adopt a policy that outlines a process for our securityholders to send communications to the Board.

Director Compensation Table for Year Ended December 31, 2020

The following table sets forth information regarding the compensation for 2020 of each non-executive member of the Board:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Christopher Greenberg	100,000	133,250	233,250
David M. Kaye	--	133,250	133,250

_________________

(1)

Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. There can be no assurance the amounts determined in accordance with FASB ASC Topic 718 will ever be realized. The following table provides information concerning the stock awards and stock options granted to the Directors for 2020:

Name	Stock Options (#)	FASB ASC Topic 718 Value
Christopher Greenberg	500,000	133,250
David M. Kaye	500,000	133,250

Mr. Greenberg is paid $100,000 per year for serving as Chairman of the Board. As of December 31, 2020, $95,833 of Mr. Greenberg’s 2020 cash fee remained unpaid.

Mr. Kaye was not paid any compensation for service on the Board in 2020.

All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties to the Company.

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PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected Rotenberg Meril Solomon Bertiger & Guttilla, P.C., an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2021, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Rotenberg Meril Solomon Bertiger & Guttilla, P.C. has served as our independent registered public accounting firm since June 3, 2020. The Board effected a change to our independent registered public accounting firm from Marcum LLP to Rotenberg Meril Solomon Bertiger & Guttilla, P.C., dismissing Marcum LLP and engaging Rotenberg Meril Solomon Bertiger & Guttilla, P.C. effective June 3, 2020. Representatives of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or laws require stockholder ratification of the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm. However, the Board is submitting the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain Rotenberg Meril Solomon Bertiger & Guttilla, P.C. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

For the selection by the Board of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the independent registered public accounting firm of the Company for the year ending December 31, 2021 to be ratified, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on Proposal 2. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal. Brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the approval of the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. will have discretionary voting authority with respect to this matter.

The Board unanimously recommends that you vote FOR Proposal 2.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the fees billed by Rotenberg Meril Solomon Bertiger & Guttilla, P.C., our independent registered public accounting firm, for audit and non-audit services rendered to us in 2020 and the fees billed by Marcum LLP, our former independent registered public accounting firm, for audit and non-audit services rendered to us in 2020 and 2019. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described following the table.

	Year Ended December 31,
	2020	2019
Principal Accounting Fees
Audit fees(1)	$125,300	$192,936
Audit-related fees	$0	$0
Tax fees	$0	$0
All other fees	$0	$0
Total aggregate fees	$125,300	$192,936

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________

(1)

The aggregate fees billed for professional services rendered by Rotenberg Meril Solomon Bertiger & Guttilla, P.C., our principal accountants effective as of June 3, 2020, for the audit of our consolidated financial statements included in our annual report on Form 10-K and review of our interim consolidated financial statements included in quarterly reports, and other services normally provided in connection with statutory and regulatory filings was $115,000 for the year ended December 31, 2020.

The aggregate fees billed for professional services rendered by Marcum LLP, our former principal accountants, for the audit of our consolidated financial statements included in our annual report on Form 10-K and review of our interim consolidated financial statements included in quarterly reports, and other services normally provided in connection with statutory filings and fees was $10,300 and $192,936 for the years ended December 31, 2020 and 2019, respectively.

All fees described above were pre-approved by the Board.

Pre-Approval Policies and Procedures of the Audit Committee

The audit committee has not set any pre-approval policies and procedures as of December 31, 2020.

AUDIT COMMITTEE REPORT

Due to the resignation of certain independent directors in recent years, and due to the current small size of the Board, the Board as a whole now acts and shall continue to act as the audit committee until such time, if any, that the number of authorized and elected directors is increased or the committees are otherwise reconfigured. In this report, references to the audit committee shall be deemed references to the full Board as of December 31, 2020.

The audit committee has reviewed and discussed with management our audited consolidated financial statements and “Management’s Report on Internal Control over Financial Reporting” in Item 9A included in the Annual Report.

The audit committee also discussed with Rotenberg Meril Solomon Bertiger & Guttilla, P.C. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”). The audit committee received the written disclosures and the letter from Rotenberg Meril Solomon Bertiger & Guttilla, P.C. required by applicable requirements of the PCAOB regarding Rotenberg Meril Solomon Bertiger & Guttilla, P.C.’s communication with the audit committee concerning independence, and has discussed with Rotenberg Meril Solomon Bertiger & Guttilla, P.C. their independence. The audit committee considered with Rotenberg Meril Solomon Bertiger & Guttilla, P.C. whether the non-audit services that Rotenberg Meril Solomon Bertiger & Guttilla, P.C. provided to us during 2020 were compatible with their independence.

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Based upon the review and discussions described above, the audit committee recommended that the audited consolidated financial statements be included in the Annual Report for filing with the SEC. We have selected Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2021 and have approved submitting the selection of the independent registered public accounting firm for ratification by the stockholders.

Submitted by the Audit Committee:

Richard MacPherson
Christopher Greenberg
David M. Kaye

The material in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” with the SEC. This Audit Committee Report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent we specifically incorporate it by reference into such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Overview

The first table below provides information concerning beneficial ownership of our common stock as of the record date by each stockholder, or group of affiliated stockholders, known to us to beneficially own more than 5% of our outstanding common stock.

The second table provides information concerning beneficial ownership of our common stock as of the record date, by:

•	each of our named executive officers;

•	each of our directors; and

•	all of our current executive officers and directors as a group.

The following tables are based upon information supplied by directors, executive officers, and principal stockholders; and Schedule 13G, Schedule 13D, and Section 16 filings filed with the SEC through the record date. The column in each table entitled “Percentage of Shares of Common Stock Beneficially Owned” is based upon 83,715,582 shares of common stock outstanding as of April 5, 2021 plus any securities that stockholder has the right to acquire within 60 days of April 5, 2021 pursuant to options, warrants, conversion privileges, or other rights.

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Explanation of Certain Calculations in the Table for 5% Stockholders

The column in the following table entitled “Number of Shares Beneficially Owned” describes all issued and outstanding shares of common stock beneficially owned on the record date. To our knowledge, the stockholders listed in the table beneficially own no other securities or right under which they are entitled to acquire shares of common stock within 60 days of the record date.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
5% Stockholders (other than our executive officers and directors)
Alterna Core Capital Assets Fund II, L.P., et al 15 River Road, Suite 230 Wilton, CT 06897	11,700,000	(1)	14.0%

________

(1)

Represents 11,700,000 shares owned and based solely upon and according to information reported in filings made to the SEC, jointly filed by and on behalf of certain reporting persons identified below (the “Reporting Persons”). The Reporting Persons are Alterna Core Capital Assets Fund II, L.P., Alterna Capital Partners LLC, Alterna General Partner II LLC, AC Midwest Energy LLC, Harry V. Toll, Eric M. Press, Roger P. Miller, and Earle Goldin.

Explanation of Certain Calculations in the Table for Directors and Named Executive Officers

The column in the following table entitled “Number of Shares Beneficially Owned” describes all issued and outstanding shares of common stock beneficially owned on the record date. To our knowledge, the stockholders listed in the following table, as well as the executive officers included in the group but not specifically named, beneficially own no other securities or right under which they are entitled to acquire shares of common stock within 60 days of the record date.

Except as otherwise noted below, the address for persons listed in the table is c/o the Company at 1810 Jester Drive, Corsicana, Texas 75109.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Directors, Director Nominees, and Named Executive Officers
Richard MacPherson	13,103,345	(1)	15.0%
Christopher Greenberg	5,635,664	(2)	6.6%
John Pavlish	5,839,070	(3)	6.6%
James Trettel	3,230,685	(4)	3.7%
David M. Kaye	550,000	(5)	*
All current directors and executive officers as a group (6 persons)	28,739,179		29.4%

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 _____________

*	Represents beneficial ownership of less than one percent of our outstanding common stock.
(1)	Includes 9,262,826 shares owned by Mr. MacPherson and 3,840,519 shares which Mr. MacPherson has the right to acquire upon exercise of options.
(2)	Includes 4,064,000 shares owned by Mr. Greenberg, 5,000 shares owned by Mr. Greenberg with his wife, and 1,566,664 shares which Mr. Greenberg has the right to acquire upon exercise of options.
(3)	Includes 1,035,945 shares owned by Mr. Pavlish and 4,803,125 shares which Mr. Pavlish has the right to acquire upon exercise of options.
(4)	Includes 136,935 shares owned by Mr. Trettel, 200,000 owned by Mr. Trettel’s wife, and 2,893,750 shares which Mr. Trettel has the right to acquire upon exercise of options.
(5)	Includes 550,000 shares which Mr. Kaye has the right to acquire upon exercise of options.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our common stock to file reports with the SEC regarding their ownership and changes in ownership of our securities.

Based solely upon a review of those reports and written representations provided to us by all of our directors and executive officers, we believe that during the year ended December 31, 2020, our directors, executive officers, and greater than 10% stockholders timely filed all reports they were required to file under Section 16(a).

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

Other than the compensation agreements and other arrangements described in “Executive Compensation” beginning on page [   ] and “Director Compensation” on page [   ] and the transactions described below, since January 1, 2020, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, the lesser of (i) $120,000 or (ii) one percent of the average of our total assets for the last two completed fiscal years, and in which any director, executive officer, holder of five percent or more of any class of our capital stock, or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Kaye Cooper Kay & Rosenberg, LLP provides certain legal services to the Company and was paid $175,275 in 2020 for legal services rendered and disbursement incurred. David M. Kaye, a Director and Secretary of the Company, is a partner of the law firm. At December 31, 2020, $168,750 was owed to the firm for services rendered.

Indemnification Agreements

In connection with our intended application to list our common stock on The Nasdaq Capital Market, we plan to enter into new agreements to indemnify our directors and executive officers. These agreements will, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines, and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

We intend to ensure that all future transactions between us and any Related Person are approved by a majority of the members of the Board, including a majority of the independent and disinterested members of the Board, and are on terms no less favorable to us than those that we could obtain from unaffiliated third-parties.

EXECUTIVE OFFICERS

The following table provides the name, age, and position of each of our executive officers as of the record date. Certain biographical information for each executive officer follows the table.

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Name	Age	Position
Richard MacPherson	66	President and Chief Executive Officer, Director
John Pavlish	62	Senior Vice President and Chief Technology Officer
James Trettel	52	Vice President of Operations
Jami L. Satterthwaite	41	Chief Accounting Officer

Richard MacPherson — For biographical information about Mr. MacPherson, see “Proposal 1: Election of Directors”

John Pavlish has been Senior Vice President and Chief Technical Officer of the Company since November 2014. Prior to joining the Company, Mr. Pavlish was a Senior Research Advisor and the Director of the Center for Air Toxic Metals at the Energy & Environmental Research Center in Grand Forks, North Dakota. He has over 25 years of mercury-related experience and is regarded as an international expert on the topic of mercury. His primary areas of interest and expertise include research, technical consultation, and development of mercury control technologies, in particular, for coal combustion and gasification systems. He is an inventor of a number of patented mercury control technologies and has years of experience in development and testing of these technologies for commercial application. Over the last 20 years, he has spent much of his time evaluating the efficacy of a number of different mercury control technologies/approaches and their cost-competitiveness in the commercial market. Mr. Pavlish also has years of power plant experience and has worked for engineering/consulting company Black & Veatch, where he served as Unit Leader/System Engineer. Mr. Pavlish is a professional engineer, a member of the American Society of Mechanical Engineers, and a member of the Air & Waste Management Association. He serves on numerous professional and technical committees and is a U.S. Representative on the Mercury Emissions from Coal International Experts Working Group on Reducing Emissions from Coal and a member of the United Nations Environment Programme Global Mercury Partnership, Reduction of Mercury Releases from Coal Combustion. Mr. Pavlish has published over 200 papers, articles, and reports on various mercury-related topics and issues.

James Trettel has been Vice President of Operations since January 2014. Mr. Trettel possesses 28 years of experience in the dry bulk material handling industry. During 2012 and 2013, he was the owner and operator of Solid Foundation Services, LLC, a firm specializing in deep foundation installations for the gas and oilfield industry, while providing technical consulting services to the Company. Prior to 2012, he provided project management and engineering duties for numerous multi-million dollar turn-key contracts while employed at Advanced Bulk and Conveying Inc. starting in 2004. Additionally, Mr. Trettel has overseen day to day operations for 14 years as the VP of J&B Industrial Sales Company Inc., a sales, systems, and engineering organization specializing in bulk material handling. Mr. Trettel has extensive field experience with systems operating in a large variety of industry sectors including coal fired utilities. Mr. Trettel graduated Cum Laude with a B.S. degree in Mechanical Engineering.

Jami L. Satterthwaite has served as Chief Accounting Officer since October 2020 and previously served as Controller. Ms. Satterthwaite is a certified public accountant and has been Controller of the Company since December 2019. Prior thereto, and from October 2010 to January 2018, she was a partner in the accounting firm of Nelson & Swaite, CPAs, LLC, located in Vancouver, Washington, and from January 2007 to September 2010, she was an accountant with the accounting firm of Caley & Associates, CPAs, located in Vancouver, Washington. Ms. Satterthwaite received her Bachelor’s Degree in Accounting from Saint Martin’s College (1999).

Election of Officers

Our executive officers are currently elected by the Board on an annual basis and serve until their successors are duly elected and qualified, or until their earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

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EXECUTIVE COMPENSATION

Compensation Objectives and Overview

As an environmental services and technology company specializing in mercury emission control technologies, we operate in an extremely competitive, rapidly changing, and heavily regulated industry. We believe that the skill, talent, judgment, and dedication of our executive officers and other key employees are critical factors affecting our long-term stockholder value. Therefore, our goal is to maintain a compensation program that will fairly compensate our executive officers, attract and retain highly qualified executive officers, motivate the performance of our executive officers towards, and reward the achievement of clearly defined corporate goals, and align our executive officers’ long-term interests with those of our stockholders. We believe that for environmental services and technology companies, stock-based compensation is a significant motivator in attracting employees, and while base salary and the potential for cash bonuses must be at competitive levels, performance is most significantly affected by appropriately relating the potential for creating stockholder value to an individual’s compensation potential through the use of equity awards.

Compensation Committee

Due to the resignation of certain independent directors in recent years, and due to the current small size of the Board, the Board as a whole now acts and shall continue to act as the compensation committee until such time, if any, that the number of authorized and elected directors is increased or the committees are otherwise reconfigured. The compensation committee reviews the performance of our management in achieving corporate objectives and aims to ensure that the executive officers are compensated effectively in a manner consistent with our compensation philosophy and competitive practice. In fulfilling this responsibility, the compensation committee annually reviews the performance of each executive officer.

2020 Summary Compensation Table

The following discussion relates to the compensation of our named executive officers, as determined under applicable SEC rules for smaller reporting companies like the Company, for year ended December 31, 2020, consisting of Richard MacPherson, our President and Chief Executive Officer, John Pavlish, Senior Vice President, and James Trettel, Vice President.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Options ($) (4)	All Other Compensation ($) (5)	Total ($)
Richard MacPherson	2020	395,000	--	266,500	94,893	756,393
President and Chief Executive Officer, Director (1)	2019	395,000	--	292,894	17,468	705,362

John Pavlish	2020	333,000	--	266,500	7,425	603,925
Senior Vice President (2)	2019	333,000	--	117,157	14,268	461,425

James Trettel	2020	300,000	--	266,500	6,750	573,250
Vice President (3)	2019	300,000	--	195,262	12,730	507,992

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________________

(1)	Mr. MacPherson was appointed President and Chief Executive Officer in March 2015. Since January 1, 2017, Mr. MacPherson’s annual base salary has been $395,000. Mr. MacPherson is currently employed pursuant to a three-year employment letter agreement which was entered into on January 29, 2019, and effective January 1, 2019, which after such three-year term will automatically renew for successive one-year periods unless otherwise terminated by either party prior to the next applicable renewal period. As of December 31, 2020, $49,375 of Mr. MacPherson’s 2019 salary and $144,551 of Mr. MacPherson’s 2020 salary remained unpaid. Mr. MacPherson shall also be entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and be eligible to receive bonus compensation, if any, as the Company shall from time to time determine. Mr. MacPherson shall also be entitled to participate in any stock option and incentive plans adopted by the Company. During 2019, Mr. MacPherson was granted a five-year nonqualified stock option to acquire 1,500,000 shares of common stock exercisable at $0.27 per share. In addition, during 2019, the expiration dates of (i) an option held by Mr. MacPherson and granted in 2016 to acquire 250,000 shares of common stock exercisable at $0.81 per share, and (ii) option held by Mr. MacPherson and granted in 2016 to acquire 750,000 shares of common stock exercisable at $1.20 per share, were extended to June 28, 2024. During 2020, Mr. MacPherson was granted five-year nonqualified stock options to acquire 500,000 shares of common stock exercisable at $0.19 per share and 500,000 shares of common stock exercisable at $0.58 per share.

(2)	Mr. Pavlish was appointed Senior Vice President in November 2014. The Company and Mr. Pavlish entered into an employment agreement effective as of November 16, 2014. Pursuant to his employment agreement, Mr. Pavlish agreed to be employed by the Company as Senior Vice President. Effective as of January 1, 2017, Mr. Pavlish’s annual base salary was increased to $330,000. As of December 31, 2020, $41,250 of Mr. Pavlish’s 2019 salary and $144,375 of Mr. Pavlish’s 2020 salary remained unpaid. Mr. Pavlish shall also be entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and be eligible to receive bonus compensation, if any, as the Company shall from time to time determine. Mr. Pavlish shall also be entitled to participate in any stock option and incentive plans adopted by the Company. During 2019, Mr. Pavlish was granted a five-year nonqualified stock option to acquire 600,000 shares of common stock exercisable at $0.27 per share. In addition, during 2019, the expiration dates of (i) an option held by Mr. Pavlish and granted in 2014 to acquire 2,000,000 shares of common stock exercisable at $0.74 per share, and (ii) option held by Mr. Pavlish and granted in 2015 to acquire 1,000,000 shares of common stock exercisable at $0.45 per share, were extended to June 28, 2024. During 2020, Mr. Pavlish was granted five-year nonqualified stock options to acquire 500,000 shares of common stock exercisable at $0.19 per share and 500,000 shares of common stock exercisable at $0.58 per share.

(3)	Mr. Trettel was appointed Vice President of Operations in January 2014. As of January 1, 2014, the Company and James Trettel entered into a two-year employment agreement, pursuant to which Mr. Trettel agreed to be employed by the Company as Vice President of Operations. Mr. Trettel is also entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and is eligible to receive bonus compensation, if any, as the Company shall from time to time determine. Mr. Trettel is also entitled to participate in any stock option and incentive plans adopted by the Company. Following the end of the two-year term, Mr. Trettel continues in such capacity. Effective as of January 1, 2017, Mr. Trettel’s annual base salary was increased to $300,000. As of December 31, 2020, $37,500 of Mr. Trettel’s 2019 salary and $131,250 of Mr. Trettel’s 2020 salary remained unpaid. During 2019, Mr. Trettel was granted a five-year nonqualified stock option to acquire 1,000,000 shares of common stock exercisable at $0.27 per share. In addition, during 2019, the expiration date of an option held by Mr. Trettel and granted in 2015 to acquire 250,000 shares of common stock exercisable at $0.42 per share was extended to June 28, 2024. During 2020, Mr. Trettel was granted five-year nonqualified stock options to acquire 500,000 shares of common stock exercisable at $0.19 per share and 500,000 shares of common stock exercisable at $0.58 per share.

(4)	Represents the dollar amount recognized for consolidated financial statement reporting purposes of shares to be issued to the executive officers computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. There can be no assurance the amounts determined in accordance with FASB ASC Topic 718 will ever be realized. The following table provides information concerning the stock options issued to the executive officers:

Name	Year	Stock Options (#)	FASB ASC Topic 718 Value ($)
Richard MacPherson	2020	1,000,000	266,500
	2019	1,500,000	292,894
John Pavlish	2020	1,000,000	266,500
	2019	600,000	117,157
James Trettel	2020	1,000,000	266,500
	2019	1,000,000	195,262

(5)	The amounts shown for 2020 and 2019 in the “All Other Compensation” column are comprised of the following:

Name	Year	401k Match ($)	Group Term Life Insurance ($)	Auto Allowance and Other Benefits ($)
Richard MacPherson	2020	10,538	--	84,355
	2019	--	184	17,284
John Pavlish	2020	7,425	--	--
	2019	11,388	2,880	--
James Trettel	2020	6,750	--	--
	2019	11,200	1,530	--

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Outstanding Equity Awards as of December 31, 2020

The following table sets forth certain information about the number of unexercised nonqualified stock options and unearned stock awards held as of December 31, 2020 by each executive named in the Summary Compensation Table. There were no stock options exercised during fiscal 2020 by such executives.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price	Option Expiration Date
Richard MacPherson	250,000	-	$0.81	June 28, 2024
Richard MacPherson	750,000	-	$1.20	June 28, 2024
Richard MacPherson	250,000	-	$0.28	February 5, 2023
Richard MacPherson	8,229	-	$0.29	July 6, 2023
Richard MacPherson	16,458	-	$0.21	July 6, 2023
Richard MacPherson	16,458	-	$0.17	July 31, 2023
Richard MacPherson	16,458	-	$0.25	August 31, 2023
Richard MacPherson	16,458	-	$0.26	September 30, 2023
Richard MacPherson	16,458	-	$0.20	October 31, 2023
Richard MacPherson	1,500,000	-	$0.27	June 28, 2024
Richard MacPherson	500,000	-	$0.19	July 8, 2025
Richard MacPherson	500,000	-	$0.58	December 14, 2025
John Pavlish	2,000,000	-	$0.74	June 28, 2024
John Pavlish	1,000,000	-	$0.45	June 28, 2024
John Pavlish	50,000	-	$1.15	February 10, 2022
John Pavlish	50,000	-	$0.27	February 23, 2023
John Pavlish	6,875	-	$0.29	June 8, 2023
John Pavlish	13,750	-	$0.21	June 30, 2023
John Pavlish	13,750	-	$0.17	July 31, 2023
John Pavlish	13,750	-	$0.25	August 31, 2023
John Pavlish	13,750	-	$0.26	September 30, 2023
John Pavlish	13,750	-	$0.20	October 31, 2023
John Pavlish	13,750	-	$0.33	November 30, 2023
John Pavlish	13,750	-	$0.25	December 31, 2023
John Pavlish	600,000	-	$0.27	June 28, 2024
John Pavlish	500,000	-	$0.19	July 8, 2025
John Pavlish	500,000	-	$0.58	December 14, 2025
James Trettel	250,000	-	$0.42	June 28, 2024
James Trettel	500,000	-	$1.15	February 10, 2022
James Trettel	50,000	-	$0.27	February 23, 2023
James Trettel	6,250	-	$0.29	June 8, 2023
James Trettel	12,500	-	$0.21	June 30, 2023
James Trettel	12,500	-	$0.17	July 31, 2023
James Trettel	12,500	-	$0.25	August 31, 2023
James Trettel	12,500	-	$0.26	September 30, 2023
James Trettel	12,500	-	$0.20	October 31, 2023
James Trettel	12,500	-	$0.33	November 30, 2023
James Trettel	12,500	-	$0.25	December 31, 2023
James Trettel	1,000,000	-	$0.27	June 28, 2024
James Trettel	500,000	-	$0.19	July 8, 2025
James Trettel	500,000	-	$0.58	December 14, 2025

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Other Benefits

Our executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability, and accidental death and dismemberment insurance, our employee stock purchase plan, and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law, should such benefits exist. Our 401(k) plan allows eligible employees to defer a portion of their compensation before federal income tax to a qualified trust. All employees who are at least 21 years of age are eligible to participate in the 401(k) plan. The participants may choose from nineteen investment options for the investment of their deferred compensation. In addition, the Company matches 100% of each participant’s salary deferral, for the first 4% of their salary, with a cash contribution. For the years ended December 31, 2020 and 2019, the Company contributed $48,068 and $47,898, respectively, to the 401(k) plan. We also provide vacation and other paid holidays to all employees, including our executive officers, which are comparable to those provided at peer companies. At this time, we do not provide special benefits or other perquisites to our executive officers.

Policies Regarding Recovery of Awards

Our Board has not adopted a policy that requires us to make retroactive adjustments to any cash or equity-based incentive compensation paid to executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement. However, we may implement a clawback policy in accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the regulations that will be issued under that act.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Internal Revenue Code places a limit of $1.0 million per person on the amount of compensation that we may deduct in any one year with respect to our Chief Executive Officer and certain of our other executive officers. While the Board considers deductibility factors when making compensation decisions, the Board also looks at other considerations, such as providing our executive officers with competitive and adequate incentives to remain with us and increase our business operations, financial performance, and prospects, as well as rewarding extraordinary contributions. No compensation to named executive officers exceeded this threshold in 2020.

We account for equity compensation paid to our employees under the rules of FASB ASC Topic 718, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued. We have not tailored our executive compensation program to achieve particular accounting results.

Policies on Ownership, Insider Trading, Hedging, 10b5-1 Plans, and Pledging

We do not have formal stock ownership guidelines for our employees or directors, because the Board is satisfied that stock and option holdings among our employees or directors are sufficient at this time to provide motivation and to align this group’s interests with those of our stockholders. In addition, we believe that stock ownership guidelines are rare in comparable companies at our stage, which means that ownership requirements would put us at a competitive disadvantage when recruiting and retaining high-quality executives.

Our insider trading policy prohibits certain actions by our executive officers relating to buying and selling our common stock. Our executive officers are authorized to enter into trading plans established according to Section 10b5-1 of the Exchange Act with an independent broker-dealer (“broker”) designated by us. These plans may include specific instructions for the broker to exercise vested options and sell Company stock on behalf of the executive officer at certain dates, if our stock price is above a specified level or both. Under these plans, the executive officer no longer has control over the decision to exercise and sell the securities in the plan, unless he or she amends or terminates the trading plan during a trading window. Plan modifications are not effective until the 31st day after adoption. The purpose of these plans is to enable executive officers to recognize the value of their compensation and diversify their holdings of our stock during periods in which the executive officer would be unable to sell our common stock because material information about us had not been publicly released. As of the record date, no named executive officer had a trading plan in place.

18

Stockholder Advisory Vote on Executive Compensation

Our Company did not hold an advisory vote on executive compensation in 2020 but may take such action in the future. Both our compensation committee and the Board intend to periodically reevaluate our executive compensation philosophy and practices in light of our performance, needs, and developments, including the outcome of future non-binding advisory votes by our stockholders.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board understands the interests our investors have in the compensation of our executives. In recognition of that interest and as required by Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Act, we are providing our stockholders with the opportunity to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

As described in detail in “Executive Compensation – Compensation Objectives and Overview,” our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success and will drive the creation of stockholder value. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of increased stockholder value.

The compensation committee of the Board reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. As described in our “Executive Compensation – Compensation Objectives and Overview,” our compensation programs are designed to motivate our executives to create a successful company.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. Stockholders are encouraged to read “Executive Compensation – Compensation Objectives and Overview,” the accompanying compensation tables, and narrative disclosures. Accordingly, we will ask our stockholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

For Proposal 3 to be approved, holders of a majority of all those outstanding shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting must vote FOR Proposal 3. Abstentions and broker non-votes will not be counted either FOR or AGAINST the proposal and will have no effect on the proposal.

Because the vote on Proposal 3 is an advisory vote, the result will not be binding on the Board or compensation committee. The Board and our compensation committee value the opinions of our stockholders and expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

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The Board unanimously recommends that you vote FOR the approval of the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Board understands the interests our investors have in the compensation of our executives. In recognition of that interest and as required by Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Act, we are also providing our stockholders with the opportunity to vote to approve, on an advisory (nonbinding) basis, the frequency with which stockholders shall conduct an advisory “say‑on‑pay” vote on executive compensation, such as Proposal 3 above.

Stockholders may indicate whether they would prefer that we conduct future say-on-pay votes every year, every two years, or every three years. Stockholders may also abstain from casting a vote on this proposal. After careful consideration, our Board recommends that future stockholder say-on-pay votes be conducted every year. The Board values and encourages constructive input from our stockholders regarding our compensation philosophy, policies, and practices, and believes it is important that such policies and practices are aligned with the best interests of our stockholders. An annual say-on-pay vote will provide the Board and the compensation committee with useful information on stockholder sentiment about these important matters on the most frequent and consistent basis.

Although our Board recommends a say-on-pay vote every year, stockholders are not voting to approve or disapprove the Board’s recommendation. Rather, stockholders are being asked to vote on the following resolution:

“RESOLVED, that the stockholders of Midwest Energy Emissions Corp. determine, on an advisory basis, that the frequency with which the stockholders shall have an advisory vote on executive compensation set forth in Midwest Energy Emissions Corp.’s proxy statement for its annual meeting of stockholders, beginning with the 2021 Annual Meeting of Stockholders, is (i) every year, (ii) every two years, or (iii) every three years.”

The choice which receives the highest number of votes will be considered the frequency recommended by the stockholders.

Because the vote on Proposal 4 is an advisory vote, the result will not be binding on the Board or compensation committee. The Board and our compensation committee value the opinions of our stockholders and expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

The Board unanimously recommends that you vote for the “every year” frequency alternative.

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PROPOSAL 5

APPROVAL OF A SHARE INCREASE UNDER THE COMPANY’S 2017 EQUITY INCENTIVE PLAN

General

The Board adopted the Midwest Energy Emissions Corp. 2017 Equity Incentive Plan (the “2017 Plan”) on February 9, 2017. The 2017 Plan, as originally approved by our stockholders, provides for the issuance of a maximum of 8,000,000 shares of common stock in connection with the grant of incentive stock options, nonqualified stock options, restricted stock awards, stock appreciation rights, restricted share units, performance awards, and other type of awards. In July 2020, the Board approved an amendment to the 2017 Plan to increase the aggregate number of shares authorized for issuance by 4,000,000 shares. The Board has recently approved another amendment to the 2017 Plan to increase the aggregate number of shares authorized for issuance by an additional 4,000,000 shares.

The fiscal stock option grants made since 2017 have used up most of the available shares under the Plan.

The Board believes that attracting, retaining, and rewarding directors, officers, other employees, and persons who provide services to the Company and enabling such persons to acquire or increase a proprietary interest in the Company has been and will continue to be essential to the Company’s growth and success. The 2017 Plan enables the Company to continue to maintain a compensation program with different types of incentives for motivating such individuals and encouraging them to give the Company long-term, excellent service. Accordingly, the Board believes that it is in the best interests of the Company to increase the total number of shares authorized for issuance under the 2017 Plan by 8,000,000 shares (the “Increase”), which would enable the Company to continue to make grants under the 2017 Plan in the future. The Board expects the Increase to be a sufficient number of shares to provide for no less than one additional year of grants under the Plan.

The Board seeks stockholder approval of the Increase under the rules of Nasdaq and the SEC. In addition, stockholder approval will continue to permit designated stock options to qualify as incentive stock options under the Internal Revenue Code. Such qualification can give the holder of the options more favorable tax treatment. The approval of the Increase will not affect the Company’s ability to make stock-based or cash-based awards outside of the 2017 Plan to the extent consistent with applicable law and stock exchange rules. (Approval of Proposal 5 will be considered approval of the 2017 Plan for purposes of the incentive stock option rules under the Code.)

The aggregate number of shares of common stock that may be issued under the 2017 Plan will not exceed 16,000,000 shares, subject to adjustment upon the occurrence of certain transactions or events that would also otherwise adjust our common stock. Upon approval of the Increase, an aggregate of 8,000,000 shares will be available for issuance under the 2017 Plan.

Summary of the 2017 Equity Plan

The 2017 Equity Plan was adopted by the Board on February 9, 2017. The 2017 Plan will terminate on the tenth anniversary of the date of its adoption by the Board, unless earlier terminated by the Board. The maximum number of shares of common stock that may be issued under the 2017 Plan, as approved by stockholders, is 8,000,000. If this proposal is approved, the number of shares of common stock that may be issued under the 2017 Plan will increase to 16,000,000. As of December 31, 2020, there were nonqualified stock options outstanding under the 2017 Plan to purchase 11,293,326 shares of common stock, and 705,174 shares available for future grants. This description of the 2017 Plan is subject to and qualified by a copy of the 2017 Plan which is set forth in full as Appendix A to this proxy statement.

Administration. The 2017 Plan is administered by the Board and the compensation committee (the “Administrator”). The Administrator has full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. Awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant. The Administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the 2017 Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Administrator made under the 2017 Plan are conclusive and bind all parties.

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Eligibility. Eligible recipients under the 2017 Plan include the Company’s officers, directors, employees, and consultants of the Company or one of its subsidiaries.

Stock Options. Stock options granted under the 2017 Plan may be incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options (“NSOs”) which are not intended to qualify as incentive stock options. The award agreement for a stock option will indicate if the stock option is intended as an ISO; otherwise it will be deemed to be an NSO. To qualify as an ISO, a stock option must meet certain requirements set forth in the Code. The per share exercise price of a stock option granted under the 2017 Plan shall not be less than 100% of the Fair Market Value (as defined in the 2017 Plan) of a share of common stock on the date the stock option is granted, except that with respect to an incentive stock option granted to a person who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the Fair Market Value of the Company’s common stock on the date of grant.

Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights, or SARs, under the 2017 Plan. An SAR entitles the holder upon exercise to receive an amount in cash or common stock or a combination thereof (as determined by the Administrator) computed by reference to appreciation in the value of a share of common stock above a base amount which may not be less than fair market value on the date of grant.

Stock Awards; Restricted Shares. The 2017 Plan provides for awards of nontransferable shares of restricted common stock, as well as unrestricted shares of common stock. Awards of restricted stock and unrestricted stock may be made in exchange for services or other lawful consideration. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to the Company unless specified conditions are met. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends. Other awards under the 2017 Plan may also be settled with restricted stock.

Restricted Shares Units. A restricted share unit, or “RSU”, represents the right to receive on the respective scheduled vesting or payment date for such RSU, one share of common stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of the 2017 Plan. Subject to the restrictions imposed under the terms and conditions of the 2017 Plan and the applicable award agreement, each recipient of a RSU shall have no rights as a stockholder with respect to such RSU until such time as shares of common stock are issued to the recipient.

Performance Awards. The Administrator may also make awards subject to the satisfaction of specified performance criteria. Performance awards may consist of common stock or cash or a combination of the two. The performance criteria used in connection with a particular performance award will be determined by the Administrator.

General Provisions Applicable to All Awards. Neither ISOs nor, except as the Administrator otherwise expressly provides, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO and, except as the Administrator may provide, other non-transferable awards requiring exercise may be exercised only by the recipient. Shares delivered under the 2017 Plan may consist of either authorized but unissued or treasury shares. The number of shares delivered upon exercise of a stock option is determined net of any shares transferred by the optionee to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

Change in Control. In the event of a Change in Control (as defined in the 2017 Plan), each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the 2017 Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange, or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change in Control.

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Amendment. The Board may at any time terminate or, from time to time, amend, modify, or suspend the 2017 Plan, in whole or in part, and the Administrator may amend any outstanding award for any purpose which may at the time be permitted by law. The Administrator may not, however, alter the terms of an award so as to affect adversely the recipient’s rights under the award without the recipient’s consent, unless the Administrator expressly reserved the right to do so at the time of the award.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient of an award may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award.

Incentive Stock Options. Issuance of an ISO does not cause recognition of taxable income to the recipient and does not provide a deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired upon exercise of an ISO over the exercise price is an item of adjustment in computing the alternative minimum taxable income of the recipient. If the recipient holds the shares received as a result of an exercise of an ISO for at least two years from the date of the grant of the ISO and one year from the date of exercise, then any gain realized on disposition of the shares (generally the amount received in excess of the exercise price) is treated as a long-term capital gain.

If shares acquired on exercise of an ISO are disposed of before expiration of the holding periods described above (i.e., a “Disqualifying Disposition”), the recipient will include in income, as compensation for the year of the Disqualifying Disposition, an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise of the ISO over the exercise price (or, if less, the excess of the amount realized upon disposition over the exercise price). The gain or loss on the sale of shares acquired under an ISO will be either a long-term or a short-term capital gain and will depend on whether the recipient has held the shares for more than one year. If a recipient includes amounts in income upon a Disqualifying Disposition, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the recipient’s income as compensation.

The recipient’s basis in shares acquired upon exercise of an ISO is equal to the exercise price paid, plus any amount the recipient includes in income as a result of a Disqualifying Disposition.

If an ISO is exercised by tendering previously owned shares of common stock, the following generally will apply: a number of new shares equal to the number of previously owned shares of common stock tendered will be considered to have been received in a tax-free exchange; the recipient’s basis and holding period (except for the Disqualifying Disposition period) for such number of new shares of common stock will be equal to the basis and holding period of the previously owned common shares exchanged. To the extent that the number of shares of common stock received exceeds the number of shares of common stock surrendered, no taxable income will be realized by the recipient at that time; such excess shares of common stock will be considered ISO stock with a zero basis; and the holding period of the recipient in such shares of common stock will begin on the date such shares of common stock are transferred to the recipient. If the shares of common stock surrendered were acquired as the result of the exercise of an ISO and the surrender takes place within two years from the date the ISO relating to the surrendered shares of common stock was granted, or within one year from the date of such exercise, the surrender will result in a Disqualifying Disposition and the recipient will realize ordinary income at that time in the amount of the excess, if any, of the fair market value at the time of exercise of the shares of common stock surrendered over the basis of such shares of common stock. If any of the shares of common stock received are disposed of in a Disqualifying Disposition, the recipient will be treated as first disposing of the shares of common stock with a zero basis.

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Nonqualified Stock Options. The grant of an NSO generally results in no recognition of taxable income to the recipient or allowance of a deduction to the Company at the time it is granted. A recipient exercising such an option will, at that time, recognize taxable income from compensation equal to the excess of the then market value of the shares over the aggregate exercise price. Subject to the applicable provisions of the Code, the Company will be allowed a deduction for federal income tax purposes in the year of exercise in an amount equal to the taxable income recognized by the recipient.

The recipient’s basis in shares acquired upon exercise of a non-qualified option is equal to the sum of the exercise price plus the amount includible in his or her income upon exercise. Any gain or loss upon subsequent disposition of the shares of common stock will be a long-term or short-term gain or loss, depending upon the holding period of the shares of common stock.

If a non-qualified option is exercised by tendering previously owned shares of common stock, the following generally will apply: a number of new shares of common stock equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; and the recipient’s basis and holding period for such number of new shares of common stock will be equal to the basis and holding period of the previously owned shares of common stock exchanged. The recipient will have compensation income equal to the fair market value on the date of exercise of the number of new shares of common stock received in excess of such number of exchanged shares of common stock; the recipient’s basis in such excess shares of common stock will be equal to the amount of such compensation income; and the holding period in such shares of common stock will begin on the date of exercise.

Restricted Shares. A recipient will not recognize any taxable income upon the grant of restricted stock unless the recipient makes a voluntary election to recognize income at grant under Section 83(b) of the Code. Upon the expiration of a restriction period for restricted stock, whether such period lapses due to the satisfaction of certain pre-established performance criteria or due solely to the lapse of time, the recipient will recognize compensation income and the Company will be entitled to a deduction equal to the value of the restricted stock that the recipient receives.

Awards Granted Under the 2017 Plan

The following nonqualified stock options were granted under the 2017 Plan during the year ended December 31, 2020:

Name	# of Options
Richard MacPherson, President and CEO, Director	1,000,000
John Pavlish, Senior Vice President	1,000,000
James Trettel, Vice President	1,000,000
All current executive officers as a group	3,375,000
All current non-executive directors as a group	1,000,000
All employees, other than executive officers, as a group	50,000

It is not possible at this time to determine the specific awards that will be made in 2021 and future years under the 2017 Plan. On April 5, 2021, the closing price for the common stock, as reported by the OTCQB, was $1.19 per share.

For Proposal 5 to be approved, holders of a majority of all those outstanding shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting must vote FOR Proposal 5. Abstentions and broker non-votes will not be counted either FOR or AGAINST the proposal and will have no effect on the proposal.

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The Board unanimously recommends that you vote FOR the approval of a share increase under the Company’s 2017 Equity Incentive Plan.

PROPOSAL 6

APPROVAL OF REVERSE STOCK SPLIT OF OUR COMMON STOCK

General

The Board has unanimously adopted a resolution approving, declaring advisable, and recommending to the stockholders for their approval, a proposal to amend the Certificate of Incorporation to effect the Reverse Split of our common stock at any whole number ratio between, and inclusive of, one-for-two to one-for-seven. Approval of this Proposal 6 will grant the Board the authority, without further action by the stockholders, to implement an amendment to the Certificate of Incorporation to effect the Reverse Split (the “Amendment”) no later than December 31, 2021, with the exact exchange ratio and timing of the Reverse Split (if at all) to be determined at the discretion of the Board. The Board’s decision whether or not (and when) to effect the Reverse Split, and at what whole number ratio to effect the Reverse Split, will be based on a number of factors, including market conditions, existing and anticipated trading prices for our common stock, and the listing requirements of The Nasdaq Capital Market. If the Board does not implement the Reverse Split before December 31, 2021, the authority granted in this proposal to implement the Reverse Split would terminate. Further, if the stockholders do not approve this Proposal 6, the Board will not be authorized to effect the Reverse Split.

A sample form of the certificate of amendment relating to this Proposal 6, which we would file with the Secretary of State of the State of Delaware to implement the Reverse Split, is attached to this Proxy Statement as Appendix B.

Rationale for a Reverse Split

The primary purpose for effecting the Reverse Split is to increase the per-share trading price of our common stock, particularly in light of our intended application to list our common stock on The Nasdaq Capital Market, so we can:

•	meet the price criteria for listing on Nasdaq;

•

broaden the pool of investors that may be interested in investing in our Company by attracting new investors who would prefer not to invest, or cannot invest, in shares that trade at lower share prices; and

•	make our common stock a more attractive investment to institutional investors.

In evaluating the Reverse Split, the Board has considered and will continue to consider negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts, and other stock market participants, including their awareness that the trading prices of the common stock of some companies that have effected reverse stock splits have subsequently declined to pre-reverse stock split levels. In recommending the Reverse Split, the Board determined that it believes the potential benefits of the Reverse Split significantly outweighed these potential negative factors.

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Potential Advantages of a Reverse Split

The Board is seeking authority to effect the Reverse Split with the primary intent of increasing the price of our common stock to meet the price criteria for listing on Nasdaq and making our common stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Split is in our and our stockholders’ best interests.

The Reverse Split could effectively increase the per-share trading price of our common stock to enable us to meet the price criteria for listing on Nasdaq. By listing our common stock on The Nasdaq Capital Market, we would have greater flexibility to consider and possibly pursue a wide range of future financing options. We believe being listed on a national securities exchange like The Nasdaq Capital Market is valued highly by many investors, particularly institutional investors. A listing on a national securities exchange also has the potential to create better liquidity and reduce volatility for buying and selling shares of our stock, which benefits our current and future stockholders.

In addition, the Board believes that an expected increased stock price could encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. The Board believes that the higher share price that may result from the Reverse Split could enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.

Potential Risks from a Reverse Split

We cannot assure that the total market capitalization of our common stock after the implementation of the Reverse Split will be equal to or greater than the total market capitalization before the Reverse Split or that the per-share market price of our common stock following the Reverse Split will increase in proportion to the reduction in the number of shares of our common stock outstanding in connection with the Reverse Split. Also, we cannot assure you that the Reverse Split would lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of other factors, including our ability to successfully accomplish our business goals, market conditions, and the market perception of our business. You should also keep in mind that the implementation of the Reverse Split does not affect the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company (subject to the treatment of fractional shares). If the overall value of our common stock declines after the proposed Reverse Split, however, then the actual or intrinsic value of the shares of our common stock will also proportionately decrease as a result of the overall decline in value.

Further, the Reverse Split may reduce the liquidity of our common stock, given the reduced number of shares that would be outstanding after the Reverse Split, particularly if the expected increase in stock price as a result of the Reverse Split is not sustained. For instance, the proposed Reverse Split may increase the number of stockholders who own odd lots (fewer than 100 shares) of our common stock, creating the potential for those stockholders to experience an increase in the cost of selling their shares and greater difficulty in selling those shares. If we effect the Reverse Split, the resulting per-share stock price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

Although we expect the Reverse Split to result in an increase in the market price of our common stock, the Reverse Split may not result in a permanent increase in the market price of our common stock, which would depend on many factors, including general economic, market and industry conditions, and other factors described from time to time in the reports we file with the SEC.

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Effect of the Reverse Split

If our stockholders approve the Reverse Split and the Board elects to effect the Reverse Split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by the Board (subject to the treatment of fractional shares), while the number of authorized shares of common stock will remain at 150,000,000. As of the effective time of the Reverse Split, we would also adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our common stock. We would also proportionately reduce the number of shares that are issuable on vesting of outstanding restricted stock units, if any. In addition, as of the effective time of the Reverse Split, we would adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans.

The Reverse Split would be effected simultaneously for all outstanding shares of our common stock. The Reverse Split would affect all of our stockholders uniformly and would not change any stockholder’s percentage ownership interest in our Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning fractional shares. We would not issue fractional shares in connection with the Reverse Split. Instead, any stockholders who own a number of shares not evenly divisible by the Reverse Split ratio would be entitled to the rounding up of their fractional share to the nearest whole share. The Reverse Split would not change the terms of our common stock. The Reverse Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

After the effective time of the Reverse Split, our common stock will have a new CUSIP number, which is a number used to identify our equity securities, and investors holding stock certificates with the older CUSIP number will need to exchange them for stock certificates with the new CUSIP numbers by following the procedures described below.

Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the Reverse Split will not affect the registration of our common stock under the Exchange Act, and following the Reverse Split, we would continue to be subject to the periodic reporting requirements of the Exchange Act. Our common stock would continue to be quoted on the OTCQB operated by OTC Markets Group Inc. under the symbol “MEEC” immediately following the Reverse Split.

Assuming Reverse Split ratios of 1-for-two, 1-for-four, and 1-for-seven, the following table sets forth (a) the number of shares of our common stock that would be issued and outstanding, (b) the number of shares of our common stock that would be reserved for issuance pursuant to outstanding options, warrants, and restricted stock units, and (c) the weighted-average exercise price of outstanding options and warrants, each giving effect to the Reverse Split and based on securities outstanding as of April 5, 2021, the record date (without giving effect to the treatment of fractional shares).

	Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-2 (1)	Reverse Stock Split Ratio of 1-for-4 (1)	Reverse Stock Split Ratio of 1-for-7 (1)
Number of Shares of Common Stock Issued and Outstanding	83,715,582	41,857,791	20,928,896	11,959,369
Number of Shares of Common Stock Reserved for Issuance Pursuant to Outstanding Options, Warrants, and Restricted Stock Units	20,503,326	10,251,663	5,125,832	2,929,047
Weighted-Average Exercise Price of Outstanding Options and Warrants	$0.54	$1.08	$2.16	$3.78

(1)        The actual number of shares of common stock outstanding after the Reverse Stock Split may be higher depending on the number of fractional shares that are rounded up.

If the Board does not implement the Reverse Split before December 31, 2021, the authority granted in this proposal to implement the Reverse Split would terminate.

Our directors and executive officers have no substantial interests, directly or indirectly, in the Reverse Split, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for our common stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Split as all other outstanding shares of our common stock and securities convertible into or exercisable for our common stock.

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Authorized Shares of Common Stock

We are currently authorized under our Certificate of Incorporation to issue up to a total of 152,000,000 shares of capital stock, comprised of 150,000,000 shares of common stock and 2,000,000 shares of preferred stock. A total of 83,715,582 shares of common stock are outstanding. While the Reverse Split would decrease the number of outstanding shares of our common stock, it would not change the number of authorized shares under our Certificate of Incorporation. Consequently, the practical effect of the Reverse Split would be to substantially increase the number of shares of common stock available for issuance under our Certificate of Incorporation. The Board believes that such an increase is in our and our stockholders’ best interests because it would give us greater flexibility to issue shares of common stock in connection with possible future financings, joint ventures, and acquisitions as well as under our equity incentive plans and for other general corporate purposes. Although we do not currently have any plans, understandings, arrangements, commitments or agreements, written or oral, for the issuance of the additional shares of common stock that would become available for issuance if the Reverse Split is effected, we believe it would be advantageous in the future to have the shares available for the purposes described above in the future.

By increasing the number of authorized but unissued shares of common stock, the Reverse Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, the Board might be able to delay or impede a takeover or transfer of control of our Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines, in the exercise of its fiduciary duties, is not in the best interests of our Company or our stockholders. The Reverse Split could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Split could limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Split could have the effect of providing the Board with additional means to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business, including making it more difficult for stockholders to remove directors. The Board is not aware of any attempt to take control of our Company and did not authorize the Reverse Split with the intention of using it as a type of anti-takeover device.

Procedure for Effecting the Reverse Split

If our stockholders approve the Reverse Split and if the Board concludes that the Reverse Split is in the best interests of Alimera and our stockholders on a date no later than December 31, 2021, the Board would cause the Reverse Split to be implemented at a whole number ratio between one-for-two to one-for-seven, as selected by the Board in its sole discretion. We would file the Certificate of Amendment with the Secretary of State of Delaware so that it becomes effective at the time the Board determines to be appropriate. The Board may delay effecting the Amendment without resoliciting stockholder approval to any time before December 31, 2021 (if at all). The Amendment would become effective on the date the Certificate of Amendment is filed with the Secretary of State of Delaware or at such later effective date and time as specified in the Certificate of Amendment.

Record and Beneficial Stockholders

If the Reverse Split is implemented, all of our registered holders of common stock who hold their shares electronically in book-entry form with our transfer agent, Transfer Online, Inc. (“TO”), will receive a statement from TO reflecting the number of shares of our common stock registered in their accounts. No action needs to be taken to receive post-Reverse Split shares because the exchange will be automatic. Stockholders holding certificated shares (i.e., shares represented by one or more physical stock certificates) will be requested to exchange their old stock certificate or certificates (“Old Certificates”) for shares held in book-entry form through the Depository Trust Company’s Direct Registration System representing the appropriate number of whole shares of our common stock resulting from the Reverse Split. TO will furnish to stockholders of record upon the effective time of the Reverse Split the necessary materials and instructions for the surrender and exchange of their Old Certificates at the appropriate time. Stockholders will not have to pay any transfer fee or other fee in connection with such exchange. As soon as practicable after the effective time of the Reverse Split, TO will send a transmittal letter to each stockholder advising such holder of the procedure for surrendering Old Certificates in exchange for new shares held in book-entry form. You would not be able to use your Old Certificates representing pre-split shares for either transfers or deliveries. Accordingly, you must exchange your Old Certificates to effect transfers or deliveries of your shares.

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Non-registered stockholders holding common stock through a bank, broker, or other nominee should note that such banks, brokers, or other nominees may have different procedures for processing the Reverse Split than those that we would put in place for registered stockholders. If you hold your shares with such a bank, broker, or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

Fractional Shares

No fractional shares would be issued in connection with the Reverse Split. Stockholders of record who otherwise would be entitled to receive fractional shares would be entitled to rounding up of their fractional share to the nearest whole share.

Effect on Options, Warrants, Preferred Stock, and Other Securities

All outstanding options, warrants, preferred stock, and other securities entitling their holders to purchase shares of our common stock, if any, would be adjusted as a result of the Reverse Split, as required by the terms of each security. In particular, the conversion ratio for each security would be reduced proportionately, and the exercise price, if applicable, would be increased proportionately, in accordance with the terms of each security and based on the exchange ratio implemented in the Reverse Split. We would also proportionately reduce the number of shares that are issuable on vesting of outstanding restricted stock units, if any.

Accounting Matters

The Reverse Split would not affect the par value of our common stock per share, which would continue to be $0.001 par value per share, while the number of outstanding shares of common stock would decrease in accordance with the Reverse Split ratio. As a result, as of the effective time of the Reverse Split, the stated capital attributable to common stock on our balance sheet would decrease and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. Following the Reverse Split, reported per share net income or loss would be higher because there would be fewer shares of common stock outstanding, and we would adjust historical per share amounts in our future financial statements.

Discretionary Authority of the Board to Abandon Reverse Split

The Board reserves the right to abandon the Amendment without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of Delaware of the Certificate of Amendment, even if our stockholders have authorized the Reverse Split at the Annual Meeting. By voting in favor of the Reverse Split, you are expressly also authorizing the Board to determine not to proceed with, and abandon, the Reverse Split, if the Board should so decide.

No Appraisal or Dissenters’ Rights

Neither Delaware law, the Certificate of Incorporation, nor our amended and restated by-laws provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares, and we will not independently provide stockholders with any such right.

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Material U.S. Federal Income Tax Consequences of the Reverse Split

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Split to U.S. Holders (as defined below) of our common stock. This discussion is based on the Code, U.S. Treasury Regulations promulgated under the Code, judicial decisions and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date of this Proxy Statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock who or that, for U.S. federal income tax purposes, is or is treated as:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the effect of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation:

•	Financial institutions;

•	Insurance companies;

•	Real estate investment trusts;

•	Regulated investment companies;

•	Grantor trusts;

•	Tax-exempt organizations;

•	Dealers or traders in securities or currencies;

•	U.S. Holders who hold common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes or U.S. holders that have a functional currency other than the U.S. dollar; or

•	U.S. Holders who actually or constructively own 10% or more of our voting stock.

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If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local, and non-U.S. tax law consequences of the proposed Reverse Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Split, whether or not they are in connection with the proposed Reverse Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the proposed Reverse Split may not be the same for all stockholders.

The proposed Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock surrendered (reduced by the amount of such basis that is allocated to any fractional share of our common stock). The U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Holders of our common stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

This discussion is for general information only and is not tax advice. It does not discuss all aspects of U.S. federal taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, stockholders should consult their tax advisors with respect to the application of the U.S. federal income tax laws to their particular situations as well as any tax consequences of the proposed reverse stock split arising under the U.S. federal estate or gift tax laws or under the laws of any state, local, or non-U.S. taxing jurisdiction or under any applicable income tax treaty.

For Proposal 6 to be approved, holders of a majority of all outstanding shares must vote FOR Proposal 6. Abstentions and broker non-votes (if any) will essentially be no votes.

The Board unanimously recommends that you vote FOR the approval of the Reverse Stock Split.

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PROPOSAL 7

APPROVAL TO ADJOURN THE ANNUAL MEETING

Proposal 7 will be presented to stockholders at the Annual Meeting to seek their approval of an adjournment to another time or place, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Reverse Split or to constitute a quorum.

If, at the Annual Meeting, the number of shares present or represented and voting to approve the Reverse Split is not sufficient to approve that proposal, or if a quorum is not present, the Board currently intends to move to adjourn the Annual Meeting to enable the Board to solicit additional proxies for the approval of the Reverse Split.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the Board to adjourn the Annual Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve Proposal 7, the Board could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted.

For Proposal 7 to be approved, holders of a majority of all those outstanding shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting must vote FOR Proposal 7. Abstentions and broker non-votes will not be counted either FOR or AGAINST the proposal and will have no effect on the proposal.

The Board unanimously recommends that you vote FOR the approval of the adjournment of the Annual Meeting.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You received these proxy materials because you owned shares of ME2C Environmental common stock as of April 5, 2021, the record date for the Annual Meeting, and our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement describes matters on which we would like you to vote at the Annual Meeting. It also gives you information on these matters so that you can make an informed decision.

How do I attend the Annual Meeting online?

We will host the Annual Meeting exclusively live online. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/MEEC2021. To enter the Annual Meeting, you will need the password included in your Notice or your proxy card. Additional instructions on how to attend and participate online, including how to demonstrate proof of stock ownership, are posted at [      ].

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. On the record date, 83,715,582 shares of our common stock were outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting on the matters described in this Proxy Statement. Each share of common stock is entitled to one vote.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be accessible for 10 days before the meeting at our principal place of business, 1810 Jester Drive, Corsicana, Texas 75109, between the hours of 9:00 a.m. and 5:00 p.m. local time. In addition, during the Annual Meeting that list of stockholders will be available for examination at [      ].

How do I vote at the Annual Meeting?

If on the record date your shares were registered directly in your name with our transfer agent, Transfer Online, Inc., then you are a stockholder of record. Stockholders of record may vote by mail, by using the Internet, or by telephone, as described below. Stockholders of record also may attend the Annual Meeting virtually and vote during the Annual Meeting.

•

You may vote by mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope. Your proxy card must be received by the close of business on [     ], 2021.

•

You may vote by using the Internet. The address of the website for Internet voting is www.proxyvote.com. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 2, 2021, the day before the Annual Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded. You may also vote by using the Internet during the Annual Meeting. In order to vote online during the virtual meeting, you will need to submit proof of ownership of your Company stock or documentation of your proxy prior to the commencement of the meeting to the following email address: [     ].

•

You may vote by telephone. The toll-free telephone number is 1-800-690-6903. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on [      ], 2021. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

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When you vote by any of the above methods, you appoint Richard MacPherson, our President and Chief Executive Officer, and Christopher Greenberg, our Chairman of the Board, as your representatives (or proxyholders) at the Annual Meeting. By doing so, you ensure that your shares will be voted whether or not you attend the Annual Meeting. The proxyholders will vote your shares at the Annual Meeting as you have instructed them.

In addition, the proxyholders, in their discretion, are further authorized to vote (a) for the election of a person to the Board if a nominee named in this Proxy Statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

If you hold shares through a bank or broker (i.e., in “street name”), please refer to your proxy card, Notice, or other information forwarded by your bank or broker to see which voting options are available to you.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend. If you desire to vote at the Annual Meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote virtually at the Annual Meeting.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

•	You may submit a subsequent proxy by mail with a later date, by using the Internet, or by telephone;

•	You may deliver a written notice that you are revoking your proxy to the Secretary of ME2C Environmental at 1810 Jester Drive, Corsicana, Texas 75109; or

•	You may attend the Annual Meeting virtually and vote your shares at the Annual Meeting. Simply attending the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

How many votes do you need to hold the Annual Meeting?

Under our bylaws, a quorum will be present if the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors is represented in person or by proxy at the Annual Meeting. Under Delaware law, if the board of directors of a company so authorizes, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, be deemed present in person at a stockholders meeting. The Board has so authorized. On the record date, there were 83,715,582 shares of common stock outstanding and entitled to vote. Therefore, for us to have a quorum, shares entitled to 41,857,792 votes must be represented by stockholders present at the Annual Meeting or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting virtually and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the stockholders entitled to vote at the meeting, present or represented, will have the power to adjourn the meeting from time to time until a quorum shall be present or represented.

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What matters will be voted on at the Annual Meeting?

The following matters are scheduled to be voted on at the Annual Meeting:

•	Proposal 1: To elect three directors nominated by our Board and named in this Proxy Statement to serve a term of one years until our 2022 annual meeting of stockholders;

•	Proposal 2: To ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm for the year ending December 31, 2021;

•	Proposal 3: To approve, on an advisory basis, the compensation of our named executive officers;

•	Proposal 4: To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;

•	Proposal 5: To approve an increase in available shares authorized for issuance under the Company’s 2017 Equity Incentive Plan by up to 8,000,000 shares;

•	Proposal 6: To approve a proposal to authorize the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our certificate of incorporation, as amended to the date of this proxy statement, to effect a reverse stock split of our issued and outstanding common stock at a ratio to be determined by the Board, ranging from one-for-two to one-for-seven, with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 31, 2021, when the authority granted in this proposal to implement the Reverse Split would terminate; and

•	Proposal 7: To approve an adjournment of the Annual Meeting, if necessary and appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Reverse Split or to constitute a quorum.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

What will happen if I do not vote my shares?

Stockholder of Record: Shares Registered in Your Name. If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet, or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. Brokers, banks, or other nominees who hold shares of our common stock or preferred stock for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposal 2 is the only routine matter in this Proxy Statement. Therefore, your broker has the discretion to vote your shares on Proposal 2 but does not have discretion to vote your shares on Proposals 1 or 3.

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We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the Annual Meeting in accordance with your wishes.

How may I vote for each proposal and what is the vote required for each proposal?

Proposal 1: Election of directors.

With respect to the election of the nominees for director, you may:

•	vote FOR the election of the three nominees for director;

•	WITHHOLD your vote for the three nominees for director; or

•	vote FOR the election of the three nominees for director except a particular nominee.

Directors are elected by a plurality of the votes cast at the Annual Meeting, meaning the nominees who are properly nominated in accordance with our bylaws and receive the two highest FOR votes will be elected. Only votes cast FOR a nominee will be counted. An instruction to WITHHOLD authority to vote for a nominee will result in the nominee receiving fewer votes but will not count as a vote against the nominee. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Proposal 2: Ratification of the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm for the year ending December 31, 2021.

Proposal 3: Advisory vote on executive compensation.

Proposal 5: Approval of a share increase under the Company’s 2017 Equity Incentive Plan.

Proposal 7: Approval of the adjournment of the Annual Meeting.

You may vote FOR or AGAINST or ABSTAIN from voting on each of Proposal 2, Proposal 3, Proposal 5, and Proposal 7. For each proposal to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on the Proposal. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

Proposal 4: Advisory vote on the frequency of future advisory votes on executive compensation.

You may vote that the frequency with which the stockholders will have an advisory vote on executive compensation set forth in the Company’s proxy statement for its annual meeting of stockholders, beginning with this Annual Meeting, is (i) every year, (ii) every two years, or (iii) every three years.

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The choice which receives the highest number of votes will be considered the frequency recommended by the stockholders. Abstentions and broker non-votes will have no effect on the outcome of the frequency of future advisory votes on executive compensation.

Proposal 6: Approval of the reverse stock split of our common stock.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 6. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all outstanding shares. Abstentions and broker non-votes (if any) will essentially be no votes.

How does the Board recommend that I vote?

The Board recommends that you vote FOR each director nominee, FOR Proposals 2, 3, 5, 6, and 7, and for the “every year” frequency alternative.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

•	Proposal 1: FOR the election of each nominee for director;

•	Proposal 2: FOR the ratification of the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as our independent registered public accounting firm for the year ending December 31, 2021;

•	Proposal 3: FOR the approval, on an advisory basis, of the compensation of our named executive officers;

•	Proposal 4: for the “every year” frequency alternative;

•	Proposal 5: FOR the approval of a share increase under the Company’s 2017 Equity Incentive Plan;

•	Proposal 6: FOR the approval of the reverse stock split of our common stock; and

•	Proposal 7: FOR the approval of the adjournment of the Annual Meeting.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. The proxyholders, in their discretion, are further authorized to vote (a) for the election of a person to the Board if a nominee named in this Proxy Statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

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What happens if a director nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either:

•	reduce the number of directors that serve on the Board; or

•	designate a substitute nominee.

If the Board designates a substitute nominee, the proxyholders will exercise their discretion as described above and vote for the substitute nominee.

How do I attend the virtual Annual Meeting?

We are hosting the Annual Meeting exclusively online at www.virtualshareholdermeeting.com/MEEC2021. The Notice includes instructions on how to participate in the Annual Meeting and how to vote your shares of our capital stock by attending the virtual Annual Meeting via the Internet. You will need to enter you will need the password included in your Notice or your proxy card to enter the Annual Meeting via the online web portal. By visiting this website, you may attend the Annual Meeting virtually online, vote your shares electronically, and submit your questions to management during the Annual Meeting.

Who is paying for this proxy solicitation?

The accompanying proxy is being solicited by the Board. In addition to this solicitation, our officers, directors, and employees may solicit proxies in person, by telephone, or by other means of communication. Officers, directors, and employees will not be paid any additional compensation for soliciting proxies. In addition, we may also retain one or more third parties to aid in the solicitation of brokers, banks, and institutional and other stockholders. We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What happens if the Annual Meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than four business days following the conclusion of the Annual Meeting.

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How can I find ME2C Environmental’s proxy materials and Annual Report on the Internet?

This Proxy Statement and the Annual Report are available at our corporate website at http://www.me2cenvironmental.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

How do I obtain a separate set of ME2C Environmental’s proxy materials if I share an address with other stockholders?

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions receive only one copy of the Notice and Proxy Statement. This practice is designed to reduce duplicate mailings and save printing and postage costs as well as natural resources. If you would like to have a separate copy of the Notice, the Proxy Statement, or the Annual Report mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your Notice or proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies of the Notice and Proxy Statement at the same address may wish to receive only one. If you would like to receive only one copy if you now receive more than one, please submit your request to the address or phone number that appears on your Notice or proxy card.

Can I receive future proxy materials and annual reports electronically?

Yes. This Proxy Statement and the Annual Report are available on our investor relations website located at http://www.me2cenvironmental.com. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings and will give you an automatic link to the proxy voting site.

Whom should I call if I have any questions?

If you have any questions, would like additional ME2C Environmental proxy materials or proxy cards, or need assistance in voting your shares, please contact Investor Relations, Greg Falesnik or Brooks Hamilton of MZ Group - MZ North America, by telephone at (949) 546-6326 or by email at MEEC@mzgroup.us.

Can I submit a proposal for inclusion in the proxy statement for the 2022 annual meeting?

Our stockholders may submit proper proposals (other than the nomination of directors) for inclusion in our proxy statement and for consideration at our 2022 annual meeting of stockholders by submitting their proposals in writing to the Secretary of ME2C Environmental in a timely manner. To be considered for inclusion in our proxy materials for the 2022 annual meeting of stockholders, stockholder proposals must:

•

be received by the Secretary of ME2C Environmental no later than the close of business on [     ], 2021 (which is the 120th day prior to the first anniversary of the date that we released this Proxy Statement to our stockholders for this Annual Meeting); and

•	otherwise comply with the requirements of Delaware law, Rule 14a-8 of the Exchange Act and our bylaws.

Unless we receive notice in the foregoing manner, the proxyholders shall have discretionary authority to vote for or against any such proposal presented at our 2022 annual meeting of stockholders. If we change the date of the 2022 annual meeting of stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2022 annual meeting of stockholders.

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Can I submit a nomination for director candidates and proposals not intended for inclusion in the proxy statement for the 2022 annual meeting?

Our stockholders who wish to (a) nominate persons for election to the Board at the 2022 annual meeting of stockholders or (b) present a proposal at the 2022 annual meeting of stockholders, but who do not intend for such proposal to be included in our proxy materials for such meeting, must deliver written notice of the nomination or proposal to Midwest Energy Emissions Corp., 1810 Jester Drive, Corsicana, Texas 75109, Attention: Secretary, no earlier than [     ], 2022 and no later than [     ], 2022. However, if the 2022 annual meeting of stockholders is held earlier than [     ], 2022 or later than [     ], 2022, nominations and proposals must be received no later than the close of business on the later of (a) the 90th day prior to the 2022 annual meeting of stockholders and (b) the 10th day following the day we first publicly announce the date of the 2022 annual meeting. In addition, if the number of directors to be elected to the Board is increased and we do not publicly announce all of the nominees for election or specify the size of the increase by [     ], 2022, then proposals with respect to nominees for any new positions created by the increase in Board size must be delivered to the address listed above no later than the 10th day following such public announcement. The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in bylaws.

Where can I obtain a copy of the Company’s bylaws?

A copy of our bylaw provisions governing the notice requirements set forth above may be obtained by writing to the Secretary of the Company. A current copy of our bylaws is also available at our corporate website at http://www.me2cenvironmental.com and/or as an exhibit to our annual Form 10-K, which has been filed with the SEC. Such requests and all notices of proposals and director nominations by stockholders should be sent to Midwest Energy Emissions Corp., 1810 Jester Drive, Corsicana, Texas 75109, Attention: Secretary.

This Notice and Proxy Statement are dated [     ], 2021 and are first being mailed to shareholders on or about [     ], 2021. Note, the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are also available at http://www.me2cenvironmental.com.

OTHER MATTERS

This Proxy Statement and the Annual Report are available at our corporate website at http://www.me2cenvironmental.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” contained in this Proxy Statement specifically is not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.” In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

As previously noted, our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is available at http://www.me2cenvironmental.com. The Annual Report does not include exhibits (other than certain certifications) but does include a list of exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, upon our receipt of the written request of that person, a copy of the exhibits to our Annual Report for a charge of 10 cents per page. Please direct your request to Midwest Energy Emissions Corp., 1810 Jester Drive, Corsicana, Texas 75109, Attention: Secretary.

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CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:

ME2C Environmental

Stacey Hyatt

Corporate Communications

Midwest Energy Emissions Corp.

Main: 614-505-6115 x-1001

Direct: 404-226-4217

shyatt@me2cenvironmental.com

or

Investor Relations

Greg Falesnik or Brooks Hamilton

MZ Group - MZ North America

(949) 546-6326

MEEC@mzgroup.us

www.mzgroup.us

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by mail, by signing and returning the enclosed proxy card, by using the Internet, or by telephone, so your shares will be represented at the Annual Meeting.

The form of proxy card and this Proxy Statement have been approved by the Board and are being mailed or delivered to stockholders by its authority.

The Board of Directors of Midwest Energy Emissions Corp.

Corsicana, Texas

[     ], 2021

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Appendix A

MIDWEST ENERGY EMISSIONS CORP.

2017 EQUITY INCENTIVE PLAN

1.	PURPOSE OF PLAN

1.1 The purpose of this 2017 Equity Incentive Plan (this “Plan”) of Midwest Energy Emissions Corp., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

2.1 The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) a consultant to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator.  An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1 The Administrator.  This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to determine Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors or otherwise comply with such other conditions of the Rule to satisfy such exemption provisions (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors or approved by the Board as a whole.

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3.2 Powers of the Administrator.  Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b) grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c) approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d) construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f) accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten (10) year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g) adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any stock option or stock appreciation right or other award granted under this Plan, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

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(j) acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value or other consideration; and

(k) determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3 Binding Determinations.  Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4 Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5 Delegation of Non-Discretionary Functions.  In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1 Shares Available.  Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock.  For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Limit.  The maximum number of shares of Common Stock that may be issued under the Plan shall initially be 8,000,000 (the “Share Limit”).  The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3 Awards Settled in Cash, Reissue of Awards and Shares.  The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan. The foregoing adjustments to the Share Limit of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

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4.4 Reservation of Shares; No Fractional Shares.  The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5.	AWARDS

5.1 Type and Form of Awards.  The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options.  A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2 Additional Rules Applicable to ISOs.  To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted.

5.1.3 Stock Appreciation Rights.  A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of a SAR shall be ten (10) years.

5.1.4 Restricted Shares.

(a) Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

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(b) Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock. The Administrator may require that restricted shares are held in escrow until all restrictions lapse

(c) Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

5.1.5 Restricted Share Units.

(a) Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan. At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b) Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates. The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

(c) Rights as a Stockholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a stockholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant. No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award. Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date. An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6 Cash Awards.  The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below).  Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

5.1.7 Other Awards.  The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

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5.2 Section 162(m) Performance-Based Awards.  Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation’s Subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator.  The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals.  The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including, but not limited to, the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing.  To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one (1) year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than three (3) months nor more than ten (10) years.

5.2.3 Form of Payment. Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4 Certification of Payment.  Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion.  The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

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5.2.6 Expiration of Grant Authority.  As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth (5th) year following the year in which the Corporation’s stockholders first approve this Plan (the “162(m) Term”).

5.2.7 Compensation Limitations.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed 20% of the shares of Common Stock issuable under the Plan.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed 1,000,000 shares of Common Stock.  The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.

5.3 Award Agreements.  Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4 Deferrals and Settlements.  Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.  All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.5 Consideration for Common Stock or Awards.  The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•

subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six (6) months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

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5.6 Definition of Fair Market Value.  For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the OTCQB Market or other principal stock market or exchange on which the Common Stock is then traded for the date in question. If the Common Stock is no longer traded on any stock exchange or market as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

 5.7 Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions.  The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer.  The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)	transfers to the Corporation,

(b)

the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)	subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)

the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8 International Awards.  One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

                5.9 Vesting.  Subject to Section 5.1.2 hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest as to one-fourth of the total number of shares subject to the award on each of the first, second, third and fourth anniversaries of the date of grant.

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6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 Termination of Employment.

6.1.1 The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2 For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three (3) months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one (1) year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), twelve (12) months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant’s termination for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant’s termination is for “cause.”

If not defined in the applicable award agreement, “Cause” shall mean:

(i)	conviction of a felony or a crime involving fraud or moral turpitude; or

(ii)

theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs participant’s ability to perform appropriate employment duties for the Corporation; or

(iii)

intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Corporation after a Change in Control, including violation of a non-competition or confidentiality agreement; or

(iv)	willful failure to follow lawful instructions of the person or body to which participant reports; or

(v)	gross negligence or willful misconduct in the performance of participant’s assigned duties.

Cause shall not include mere unsatisfactory performance in the achievement of participant’s job objectives.

6.1.3 For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares.  Similar rules shall apply in respect of RSUs.

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6.2 Events Not Deemed Terminations of Service.  Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than three (3) months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3 Effect of Change of Subsidiary Status.  For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.	ADJUSTMENTS; ACCELERATION

7.1 Adjustments.  Upon or in contemplation of any of the following events described in this Section 7.1: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, arrangement, combination, consolidation or other reorganization; any spin-off, split-up or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent  and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code.  With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2 Change in Control.  Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

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For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(i)

a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(ii)

the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(iii)

the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries and their affiliates; or

(iv)

a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates.

For purposes of this Section 7.2, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

7.3 Early Termination of Awards.  Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten (10) days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

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7.4 Other Acceleration Rules.  Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than thirty (30) days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5 Possible Rescission of Acceleration.  If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code,  the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.	OTHER PROVISIONS

8.1 Compliance with Laws.  This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 Future Awards/Other Rights.  No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will or shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause.  Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4 Plan Not Funded.  Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

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8.5 Tax Withholding.  Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)

require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)

deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date and Termination.  This Plan was approved by the Board and became effective on February 9, 2017. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on February 9, 2027. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval.  To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards.  Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

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8.7 Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law.  This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a)

Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)

Section 162(m). Awards under Sections 5.1.4 through 5.1.7 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

(c)

Code Section 409A Compliance. The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Company nor the Administrator will have any liability to any participant for such tax or penalty.

(d)

No Guarantee of Favorable Tax Treatment. Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

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8.9 Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.  Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

8.11 Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction.  The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Corporation Benefit and Compensation Programs.  Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14 Prohibition on Repricing.  Subject to Section 4, the Administrator shall not, without the approval of the stockholders of the Corporation (i) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (ii) change the manner of determining the exercise price so that the exercise price is less than the Fair Market Value per share of Common Stock.

A-15

Appendix B

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

MIDWEST ENERGY EMISSIONS CORP.

Midwest Energy Emissions Corp. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), DOES HEREBY CERTIFY:

First: The name of the Corporation is Midwest Energy Emissions Corp.

Second: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is May 30, 2006, under the name of Digicorp, Inc.

Third: That Article IV of the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), is hereby amended by deleting the first paragraph of Article IV in its entirety and inserting the following in lieu thereof:

The Corporation is authorized to issue two classes of stock to be designated common stock (“Common Stock”) and preferred stock (“Preferred Stock”). The number of shares of Common Stock authorized to be issued is one hundred fifty million (150,000,000), par value $0.001 per share, and the number of shares of Preferred Stock authorized to be issued is two million (2,000,000), par value $0.001 per share. Effective upon this Certificate of Amendment to the Certificate of Incorporation becoming effective pursuant to the General Corporation Law (the “Effective Time”), the shares of Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time (the “pre-Reverse Split Common Stock”) shall be reclassified into a different number of shares of Common Stock (the “post-Reverse Split Common Stock”) such that each [                                 (   )] to [                 (   )] shares of pre-Reverse Split Common Stock shall, at the Effective Time, be automatically reclassified into one share of post-Reverse Split Common Stock, the exact ratio within the foregoing range to be determined by the Board of Directors before the Effective Time and publicly announced by the Corporation (such reclassification and combination of shares, the “Reverse Split”). The par value of the Common Stock following the Reverse Split shall remain at $0.001 per share. No fractional shares of Common Stock shall be issued as a result of such reclassification and combination, rather stockholders who otherwise would be entitled to receive fractional share interests of Common Stock as a result of the reclassification and combination shall be entitled to receive in lieu of such fractional share interests, upon the Effective Time, one whole share of Common Stock in lieu of such fractional share interests. Each stock certificate that, immediately prior to the Effective Time, represented shares of pre-Reverse Split Common Stock shall, from and after the Effective Time, automatically and without any action on the part of the Corporation or the respective holders thereof, represent that number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate shall have been combined. Each holder of record of a certificate that represented shares of pre-Reverse Split Common Stock shall be entitled to receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate shall have been combined pursuant to the Reverse Split, provided that the Corporation may request such stockholder to exchange such stockholder’s certificate or certificates that represented shares of pre-Reverse Split Common Stock for shares held in book-entry form through the Depository Trust Company’s Direct Registration System representing the appropriate number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate or certificates shall have been combined.

Fourth: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Fifth: That this Certificate of Amendment to the Certificate of Incorporation shall be effective as of [     ] [a.m.]/[p.m.] New York City time on the [     ] day of [     ], 2021.

* * * * * * * *

B-1

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment to Certificate of Incorporation to be signed by its President and Chief Executive Officer this ____ day of ___________ 2021.

MIDWEST ENERGY EMISSIONS CORP.

By:
Richard MacPherson
President and Chief Executive Officer

B-2

MIDWEST ENERGY EMISSIONS CORP.
C/O TRANSFER ONLINE, INC.
512 SE SALMON ST
PORTLAND, OR 97214

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5 John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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MIDWEST ENERGY EMISSIONS CORP. Annual Meeting of Stockholders June 3, 2021 10:00 AM Eastern Time This proxy is solicited by the Board of Directors of the Company

The undersigned hereby appoints Richard MacPherson and Christopher Greenberg, or any of them, as attorneys and proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of MIDWEST ENERGY EMISSIONS CORP. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Time on June 3, 2021, exclusively online via the internet at www.virtualshareholdermeeting.com/MEEC2021 and any adjournment or postponement thereof.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 30, 2021 is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side